EXHIBIT 10.36

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

University of Pennsylvania

Third Amendment to License Agreement

This Third Amendment to License Agreement (this “Third Amendment”) effective as of  April 29, 2016 (this “Third Amendment Effective Date”), is made by and between The Trustees of the University of Pennsylvania (“Penn”) and REGENXBIO Inc. (“Company”) (collectively, the “Parties”) and amends the License Agreement between the Parties, which was effective as of February 24, 2009, as subsequently amended by a First Amendment dated March 6, 2009 and a Second Amendment dated September 9, 2014 (the “License Agreement”).  All capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

BACKGROUND

WHEREAS, the Parties are simultaneously entering into a Clinical Trial Research Agreement relating to evaluation of the safety of AAV8.TBG.hLDLR, a replication deficient recombinant adeno-associated virus vector 8 (AAV8) expressing human Low Density Lipoprotein receptor (LDLR) from liver-specific thyroxine-binding globulin (TBG) promoter, (the “Study Drug”) in certain patients with Homozygous Familial Hypercholesterolemia (HoFH) in a Phase 1/2 clinical trial as set forth in the Clinical Trial Research Agreement (the “Study”);

WHEREAS, Company wishes to license, and Penn agrees to provide to Company with, a license to data, results and other information generated in connection with the Study in the furtherance of Company’s commercialization objectives, including Company’s intention to seek marketing authorization from the FDA and other regulatory authorities for the Study Drug and the treatment of patients with HoFH; and

WHEREAS, the Parties desire that the License Agreement be amended as set forth below in order to amend the license grants to include within the scope of the License Agreement certain rights to data, results and other information generated from the Study;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties, intending to be bound, hereby mutually agree to the following:

1. The following definitions in Section 1.2 of the License Agreement shall be amended and restated in their entirety as follows:

“Background Know-How” means all (i) Know-How that (a) was developed by Dr. Wilson, or other Penn researchers working under his direct supervision, at Penn, and (b) is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn prior to September 9, 2014 or is related to the adeno associated virus technology platform discovered by Dr. Wilson at Penn during the performance of a Company sponsored research program after September 9, 2014, and (c) is owned by Penn, (d) is necessary or useful for the practice of the Patent Rights in connection with the manufacture, use, sale, importation and/or other exploitation of the Licensed Products or the practice of the Licensed Processes in the Territory in the Field of Use, including, without, limitation, any Know-How necessary for the Company to manufacture or have manufactured the materials produced by the Penn Vector Core or Dr. Wilson's lab at Penn; and (ii) Penn Study Data.

“Field of Use” means any and all fields of use, except with respect to (i) the Patent Rights listed in Exhibit A, Part 2 and all related Know-How and data, for which the Field of Use is limited to viral vector mediated gene therapy, and (ii) the Penn Study Data, for which the Field of Use is limited to the treatment of familial hypercholesterolemia (FH).

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

“Licensed Products” means any products that are made, made for, used, imported, offered for sale or sold by or for Company or its Affiliates or sublicensees and that either (i) in the absence of this Agreement, would infringe or misappropriate the Licensed IP, or any claim thereof whether or not the claim is issued or pending, or (ii) use, or are manufactured using, a Licensed Process, or (iii) rely on the Penn Study Data in connection with the regulatory approval of such a product for treating FH, or (iv) are supported by Penn Study Data that corresponds to and/or supports the patentability of such product or its use in the field.  Licensed Products include Licensed Pharmaceutical Products and Licensed Reagents.

2. The following definitions shall be added to Section 1.2 of the License Agreement:

“Clinical Research” means all those tests, studies and other activities described in the Protocol or required in order to obtain the information set out in the Protocol together with such other activities as may be agreed on to be undertaken by Penn and Company in accordance with Clinical Trial Research Agreement between Penn and the Company dated April 29, 2016 (the “HoFH CTRA”).

“Penn Study Data” means all data and information that are generated in the performance of the Clinical Research during the term of this Agreement.

“Protocol” means a description of the research to be undertaken by Penn and/or Company as set forth in Exhibit A of the HoFH CTRA, as may be amended pursuant to Section 20 of the HoFH CTRA.

3. The following definitions in Section 3.5 of the License Agreement shall be amended and restated in their entirety as follows:

“Royalty Term” means, on a product-by-product, country-by-country basis with respect to Licensed Products in a Field of Use other than for treating FH, the period commencing on the date of the first Sale of such Licensed Product and ending on the date the Licensed Product ceases to be covered by a valid claim (issued or pending) of the Patent Rights.  With respect to Licensed Products for treating FH, “Royalty Term” means, on a product-by-product, country-by-country basis, the period commencing on date of the first Sale of such Licensed Product for treating FH and ending on the later of: (i) the date the Licensed Product for treating FH ceases to be infringed or covered by a valid claim (issued or pending) of the Patent Rights, and (ii) **** following the first Sale of such Licensed Product for treating FH.

4. Exhibit A of the License Agreement is hereby amended and restated in its entirety by Exhibit A-1 to this Third Amendment to add the additional Patent Rights and Know-How.

5. This Third Amendment amends the terms of the License Agreement and is deemed incorporated into, and governed by all other terms of, the License Agreement.  To the extent that the License Agreement is explicitly amended by this Third Amendment, the terms of this Third Amendment will control where the terms of the License Agreement are contrary to or conflict with the terms of this Third Amendment.  All other terms and conditions of the License Agreement not explicitly amended by this Third Amendment shall remain in full force and effect.  The License Agreement, as previously amended, shall, together with this Third Amendment, be read and construed as a single instrument.

6. Signatures on this Third Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals.  If executed in counterparts, the Third Amendment shall be effective as if simultaneously executed.

[Intentionally left blank]

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Third Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By:	/s/ John S. Swartley, PhD
Name:	John S. Swartley, PhD
Title:	Associate Vice Provost for Research and Executive Director, PCI
Date:	June 2, 2016

REGENXBIO INC.

By:	/s/ Kenneth T. Mills
Name:	Kenneth T. Mills
Title:	President and CEO
Date:	June 6, 2016

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

Exhibit A-1

Patents and Patent Applications in the Patent Rights

Part 1; No Field of Use Limitation

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****.1	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	330122	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****

****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****	****	****	****	****	****
****	****
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

Docket V5085		Combinational method to generate novel and/or hybrid coding sequences within the defined domains
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****

Docket V5131	A domain of the adeno-associated virus stereotype 6 capsid that confers transduction of conducting airway epithelium
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****	****	****	****	****	****	****

Docket X5836	The receptor for AAV9 and its modification in vivo to improve lung gene therapy
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****

Docket Z6622	Compositions and Methods for Treatingment of MPSI1
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****			****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

Exhibit A, Part 2-

Field of Use limited to viral vector mediated delivery of gene therapy product.

Docket 14-7025	Improved AAV-LDLR for treating human disease
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****

Docket 14-7037	AAV OTC for treating human disease
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****
****		****	****	****	****

Docket 16-7717	Methods and compositions for treating lowering cholesterol
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****
****		****	****	****	****

Docket 15-7487	Compositions and Methods for Treating MPSI
Serial No	Patent No	App Type	File Date	Status	Country	Issue Date
****		****	****	****	****

Penn / Wilson Lab Know-How for the Familial Hypercholesterolemia and Onithine

Transcarbamylase Deficiency (OTC) Programs

FH Know-How (associated with ****)

****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Final Execution Copy

OTC Know-How (associated with ****)

****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.